Other Charges, Net of Recoveries	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Other Charges, Net of Recoveries	OTHER CHARGES, NET OF RECOVERIES:

	Year ended December 31
	2021	2022	2023
Restructuring charges, net of recoveries (a)	$10.5	$8.4	$11.2
Transition Costs (Recoveries) (b)	1.2	(2.1)	3.9
Credit Facility-related charges (c)	3.0	—	—
Acquisition Costs, net of recoveries (d)	6.1	0.4	1.0
Other recoveries, net of costs (e)	(10.5)	—	(0.9)
	$10.3	$6.7	$15.2
In addition to the items set forth above, other charges, net of recoveries for 2022 included approximately $95 in aggregate charges representing write-downs to inventories, a building and equipment resulting from the fire event described in note 26, as well as equivalent amounts in recoveries, as we expect to fully recover the written-down amounts pursuant to the terms and conditions of our insurance policies. As a result, such event had no net impact on other charges, net of recoveries during 2022. See note 26 for further detail.

(a)    Restructuring charges, net of recoveries:

    Our restructuring activities in 2023 consisted primarily of actions to adjust our cost base to address reduced levels of demand in certain of our businesses and geographies.

    We recorded net restructuring charges of $11.2 in 2023, consisting of: (i) cash restructuring charges of $9.6, primarily for employee termination costs, and (ii) non-cash restructuring charges of $2.9, consisting primarily of the accelerated depreciation of equipment, building improvements and ROU assets related to disengaging programs and vacated properties, offset in part by non-cash restructuring recoveries of $1.3, representing gains on the sale of surplus equipment and certain sublet recoveries in excess of the carrying value of the related leases. Our restructuring provision at December 31, 2023 was $3.6 (December 31, 2022 — $5.8; December 31, 2021 — $6.1), which we recorded in the current portion of provisions on our consolidated balance sheet. See note 10.

We recorded restructuring charges of $8.4 in 2022, consisting of cash charges of $7.5, primarily for employee termination costs, and non-cash charges of $0.9, consisting of the accelerated depreciation of ROU assets in connection with vacated properties and assets related to disengaging programs.

We recorded restructuring charges of $10.5 in 2021, consisting of cash charges of $9.8, primarily for employee termination costs, and net non-cash charges of $0.7 (consisting of non-cash restructuring charges of $1.5 and non-cash restructuring recoveries of $0.8). The non-cash charges consisted primarily of the accelerated depreciation of equipment related to disengaged programs. The non-cash restructuring recoveries primarily reflect gains on the sale of surplus equipment.
See notes 2(k) and 10 for further details regarding our restructuring provisions.
(b)    Transition Costs (Recoveries):
    Transition Costs consist of costs recorded in connection with: (i) the transfer of manufacturing lines from closed sites to other sites within our global network; (ii) the sale of real properties unrelated to restructuring actions (Property Dispositions); and (iii) in 2023, the Purchaser Lease Charge (defined below). Transition Costs consist of direct relocation and duplicate costs (such as rent expense, utility costs, depreciation charges, and personnel costs) incurred during the transition periods, as well as cease-use and other costs incurred in connection with idle or vacated portions of the relevant premises that we would not have incurred but for these relocations, transfers and dispositions. Transition Recoveries consist of any gains recorded in connection with Property Dispositions.
In connection with our March 2019 Toronto real property sale, we treated associated relocation and duplicate costs as Transition Costs. As part of such sale, we entered into a 10-year lease with the purchaser of such property for our then-anticipated headquarters, to be built by such purchaser on the site of our former location (Purchaser Lease). However, as previously disclosed, we were informed that due to construction issues, the commencement date of the Purchaser Lease would be delayed beyond the prior target of May 2023. As a result, in November 2022, we extended (on a long-term basis) the lease on our current corporate headquarters (related ROU assets and lease liabilities have been recognized in our consolidated financial statements). Subsequently, we were informed that the Purchaser Lease would commence in June 2024. In the third quarter of 2023 (Q3 2023), we executed a sublease for a portion of the space under the Purchaser Lease. Consistent with our prior treatment of duplicate costs incurred as a result of our 2019 Toronto real property sale, we recorded Transition Costs of $3.9 (Purchaser Lease Charge) in 2023, representing the excess of rental expenses under the Purchaser Lease (with respect to the subleased space) over anticipated rental recoveries under the sublease. See note 24 for a description of our lease obligations under the Purchaser Lease. We recorded nil Transition Recoveries in 2023.
In 2022, we recorded $1.5 of Transition Costs, related primarily to the disposal of assets reclassified as held for sale in Q1 2022, and $3.6 of Transition Recoveries, reflecting the gain on the subsequent disposal of such assets held for sale.
In 2021, we recorded Transition Costs of $1.2, pertaining to the transfer of manufacturing lines from closed sites to other sites within our global network, and nil Transition Recoveries.
(c)    Credit Facility-related charges:
    Credit Facility-related charges for 2021 consist primarily of a $2.6 charge to accelerate the amortization of unamortized deferred financing costs upon termination of the Terminated Term Loan in connection with our December 2021 amendment to the Credit Facility (described in note 11).
(d)    Acquisition Costs (Recoveries):
We incur consulting, transaction and integration costs relating to potential and completed acquisitions. We also incur charges or releases related to the subsequent re-measurement of indemnification assets or the release of indemnification or other liabilities recorded in connection with acquisitions, when applicable. Collectively, these costs, charges and releases are referred to as Acquisition Costs (Recoveries).
We recorded $1.0 of Acquisition Costs in 2023, all related to potential acquisitions, and $0.4 of Acquisition Costs in 2022, all related to our PCI acquisition. We recorded no Acquisition Recoveries in either 2022 or 2023. In 2021, we recorded net Acquisition Costs of $6.1, consisting of $7.3 in costs related to acquisition activities, including $4.8 related to the acquisition of PCI, offset in part by a $1.2 Acquisition Recovery, consisting of a release related to certain indirect tax liabilities previously recorded in connection with our acquisition of Impakt in November 2018.
(e)    Other recoveries, net of costs
In 2023, net other recoveries of $0.9 consisted of legal recoveries of $2.7 in connection with the settlement of class action lawsuits (for component parts purchased in prior periods) in which we were a plaintiff (Parts Recoveries), offset in part by an aggregate of $1.8 of costs, substantially all of which consisted of fees and expenses of the Secondary Offerings (see note 12). In 2021, we recorded Parts Recoveries of $10.5.